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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 12, 2002


                           GOLDEN STAR RESOURCES LTD.
             (Exact name of registrant as specified in its charter)



                 CANADA                                 1-12284                           98-0101955
    (State or other jurisdiction of                   (Commission                      (I.R.S. Employer
     incorporation or organization)                   File Number)                   Identification Number)

    10579 BRADFORD ROAD, SUITE 103
          LITTLETON, COLORADO                                                              80127-4247
 (Address of principal executive offices)                                                  (Zip Code)


       Registrant's telephone number, including area code: (303) 830-9000


                                    NO CHANGE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On December 12, 2002, the Company completed a non-brokered private placement of 3,440,000 units at a price of $1.25 per unit with gross proceeds of $4.3 million (approximately $4.25 million, net). Each unit consists of one common share and one-quarter of a warrant. Each whole warrant entitles the holder to the right, for a period of two years, to acquire one common share at an exercise price of $1.50. The purchasers in this private placement included current shareholders of the Company. As part of the private placement, the Company is required to file a registration statement relating to the resale of the common shares issued as part of the units and issuable upon exercise of the warrants.

         The Company expects to use the proceeds from the private placement to make certain payments to the syndicate of banks from which the Company acquired the Bogoso property in Ghana in 1999, including settlement of a $2.0 million reserve acquisition payment and early settlement of a $5.0 million contingent payment which would be required a year after the commencement of ore treatment from a future sulfide project at Bogoso, and for general corporate purposes. The contingent payment obligation is subject to uncertainties regarding financing, implementation and start-up of a sulfide operation. The Company has reached an understanding on these payments with the International Finance Corporation, acting as representative of the syndicate, subject to the final approval of the syndicate and the IFC Board.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (a) Financial statements by businesses acquired.

         Not Applicable.


     (b) Pro forma financial information.

         Not Applicable.

     (c) Exhibits.


          EXHIBIT
            NO.      DESCRIPTION
          -------    -----------
            4.1      Form of Warrant*
            4.2      Form of Registration Rights Agreement*
            10.1     Form of Unit Purchase Agreement*

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*    Filed herewith.



                                      -2-
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date: December 12, 2002

                                            GOLDEN STAR RESOURCES LTD.


                                            By:  /s/ Allan J. Marter
                                               ---------------------------------
                                               Allan J. Marter
                                               Chief Financial Officer

                                  EXHIBIT INDEX


          EXHIBIT
            NO.      DESCRIPTION
          -------    -----------
            4.1      Form of Warrant*
            4.2      Form of Registration Rights Agreement*
            10.1     Form of Unit Purchase Agreement*

-----------
* Filed herewith